UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2008

Date of Report (Date of earliest event reported)

CAI International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33388	94-3298884
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Embarcadero Center, Suite 2101, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(415) 788-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Frederick Bauthier resigned as the Senior Vice President Marketing of CAI International, Inc., a Delaware corporation (the “Company”), on May 19, 2008. The Company does not have any current plans to replace him and his responsibilities will be assumed by Masaaki (John) Nishibori, the Company’s Chief Executive Officer, and regional vice presidents reporting directly to Mr. Nishibori.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: May 23, 2008	By:	/s/ Victor M. Garcia
	Name:	Victor M. Garcia
	Title:	Senior Vice President and Chief Financial Officer